Exhibit 99.2

Second Quarter 2021 Financial Results and Business Update August 3, 2021 THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2021 Theravance Biopharma. All rights reserved.

Forward - looking statements 2 Under the safe harbor provisions of the U . S . Private Securities Litigation Reform Act of 1995 , the company cautions investors that any forward - looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward - looking statements or projections . Examples of forward - looking statements in this presentation may include the Company’s goals, designs, strategies, plans and objectives, the Company’s regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the Company’s product and product candidates, the potential that the Company’s research programs will progress product candidates into the clinic, the Company’s expectations for product candidates through development, the Company's expectations regarding its allocation of resources, potential regulatory approval and commercialization (including their differentiation from other products or potential products), product sales or profit share revenue and the Company’s expectations for its expenses, excluding share - based compensation and other financial results . The company’s forward - looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to the impacts on the COVID - 19 global pandemic on our business, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s compounds or product candidates are unsafe, ineffective or not differentiated, risks that product candidates do not obtain approval from regulatory authorities, the feasibility of undertaking future clinical trials for our product candidates based on policies and feedback from regulatory authorities, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, disagreements with Innoviva, Inc . and TRC LLC, the uncertainty of arbitration and litigation and the possibility that an arbitration award or litigation result could be adverse to the Company . Other risks affecting Theravance Biopharma are in the company's Form 10 - Q filed with the SEC on May 6 , 2021 , and other periodic reports filed with the SEC .

Agenda 3 Introduction Gail B. Cohen Vice President, Corporate Communications Overview Rick E Winningham Chief Executive Officer Development and Commercial Update Richard A. Graham Senior Vice President, Development Frank Pasqualone Senior Vice President, Chief Business Officer Financial Update Andrew A. Hindman Senior Vice President, Chief Financial Officer Closing Remarks Rick E Winningham Chief Executive Officer

Theravance Biopharma difference: Targeting disease with organ selective medicines TI, therapeutic index. 4 Target disease biology Optimize effect in the organ where the disease is active Expand TI with the goal of maximizing efficacy and limiting systemic side effects TI TI Disease Therapeutic Index Pathway Pioneering a new generation of small molecule drugs designed to better meet patient needs

Commercial progress of YUPELRI® & GSK's TRELEGY

2021

Multiple potential milestones & value-driving catalysts

Q1

Q2 — TOPLINE RESULTS

Nezulcitinib (TD-0903)
Phase 2 (0188) COVID-19
REPORTED 6.21.21

Q3

Izencitinib
RHEA (0157) Phase 2b ulcerative colitis

Ampreloxetine
SEQUOIA (0169) Phase 3 symptomatic nOH

Q4

Q1'22

Izencitinib
DIONE (0173) Phase 2 Crohn's disease

Theravance Biopharma
Medicines That Make a Difference

TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non-recourse Triple II 9.5% Fixed Rate Term Notes are due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or fluticasone furoate/umeclidinium/vilanterol; comprised of inhaled corticosteroid, long-acting muscarinic receptor antagonist, and long-acting β2 agonists, active components of Anoro (UMEC/VI). nOH, neurogenic orthostatic hypotension.

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Respiratory market t rends across n ebulized and handheld YUPELRI and TRELEGY with strong YoY growth while respective markets declined or remained flat 6 1. IQVIA XPO Excl. LTC (Retail) and SolutionsRx (DME / Med B FFS) through 4/30/2021 2. COPD Handheld Market Excludes BREZTRI (newly launched product) - 7% - 31% - 11% - 9% 0% 50% Neb Sub Total LONHALA MAGNAIR BROVAVA ALBUTEROL/IPRATROPIUM PERFOROMIST YUPELRI 1% - 13% - 7% - 7% - 6% - 5% 4% 4% 7% 40% COPD HH Sub Total SPIRIVA HH BREO ATROVENT INCRUSE BEVESPI ANORO SPIRIVA RESPIMAT STIOLTO TRELEGY COPD Handheld Product Growth YoY TRx Growth 1 12 Months Ending Apr’21 vs. Same Time Last Year 0% 0% Nebulized Product Growth YoY TRx Growth 1 12 Months Ending Apr’21 vs. Same Time Last Year 2

Izencitinib (TD - 1473/JNJ - 8398) Oral gut - selective pan - JAK inhibitor to treat inflammatory bowel diseases

Izencitinib: Phase 2b Induction study in ulcerative colitis

RHEA PROGRAM Study 0157

Key inclusion criteria: Age ≥18 y with moderately-to-severely active UC with corticosteroid dependence or failure of conventional or biologic therapy

Geographies: South Africa, Asia, Australia, Europe, Middle East, North America

Randomization

N=240

Izencitinib*

Placebo

Ph 2b dose-finding induction: once-daily oral dose for 8 weeks

Q3'21
Ph 2b Induction Study data readout

Ph 3 Induction Study starts after dose selection

Responders from Ph 2b and Ph 3 Induction

Izencitinib

Placebo

Ph 3 maintenance: once-daily oral dose for 44 weeks

Endpoints

- **Primary:**
  - Change from baseline in tMS at Week 8
- **Secondary:**
  - Clinical response and remission by aMS components
  - Standard disease surrogate biomarkers
  - Safety

Program Status

- Ph 3 Maintenance ongoing

Theravance Biopharma
Medicines That Make a Difference

*3 izencitinib doses.
NCT03758443
aMS, adapted Mayo Score; tMS, total Mayo Score; UC, ulcerative colitis.

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Ampreloxetine (TD - 9855) Once - daily norepinephrine reuptake inhibitor to treat symptomatic neurogenic orthostatic hypotension ( nOH )

Ampreloxetine: Phase 3
Randomized, double-blind, placebo-controlled study

SEQUOIA
An ampreloxetine study for snOH

Study 0169

Key inclusion criteria: Age >30 y with symptomatic nOH with OHSA #1 score ≥4

Geographies: North America, Australia/New Zealand, Europe, Russia, UK

N=188
Randomization

Ampreloxetine

Placebo

Once-daily 10 mg oral dose:
4 weeks

Q3'21
Efficacy Data

Objectives

- **Primary:** Change from baseline in OHSA #1 score at Week 4*
- **Secondary:**
  - Change from baseline in OHSA composite score over 4 wk
  - Change from baseline in OHDAS composite score over 4 wk
  - PGI-C at Week 4
  - Incidence of falls
  - Safety

Program Status

- Phase 3 registrational program ongoing
- All participants who complete Study 0169 are eligible for Study 0170

Theravance Biopharma
Medicines That Make a Difference

Note: Ampreloxetine Phase 3 registrational program is comprised of Studies 0169, 0170 and safety data from 0171 will be included
*Orthostatic Hypotension Symptom Assessment Question 1: negative change indicates improvement in symptoms; improvement of 1 point is defined as the MCID (minimal clinically important difference).
Discontinuation rates for the Phase 3 trials as of June 2021: 0169 – 5%.
nOH, neurogenic orthostatic hypotension; OHDAS, orthostatic hypotension daily activities scale; OHSA, Orthostatic hypotension symptom assessment; PGI-C, patient global impression of change. NCT03750552

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FDA - approved for the maintenance treatment of COPD First and only once - daily, nebulized maintenance medicine for COPD

YUPELRI® (revefenacin) inhalation solution

FDA-approved for the maintenance treatment of COPD
First and only once-daily, nebulized maintenance medicine for COPD



YUPELRI
(revefenacin) inhalation solution
175 mcg/3 mL
Mylan
30

Once-daily LAMAs are first-line therapy for moderate-to-very severe COPD[1]

9% of COPD patients (~800,000) use nebulizers for ongoing maintenance therapy; 41% use nebulizers at least occasionally for bronchodilator therapy[2]

TBPH and **VTRS** worldwide strategic collaboration to develop and commercialize nebulized YUPELRI® (revefenacin)

Theravance Biopharma + VIATRIS



TBPH
35%
65%
VTRS

Companies co-promote under US profit/loss share

Theravance Biopharma
Medicines That Make a Difference

1. Global Strategy for Diagnosis, Management, and Prevention of COPD, 2018.
2. TBPH market research (N = 160 physicians); refers to US COPD patients.

COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

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TBPH implied 35% of YUPELRI ® US net sales by quarter See TBPH 10K filed February 26, 2021 for greater detail re TBPH implied 35%. 13 TBPH implied 35% of YUPELRI US net sales represents TBPH’s portion of the combined TBPH and VIATRIS net revenue TBPH Implied 35% of Total Net Sales ($M) $3.2 $5.8 $10.4 $12.9 $10.6 $13.0 $13.5 $12.9 $14.6 0 2 4 6 8 10 12 14 16 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21

YUPELRI ® hospital sales and community TRx trends Continued market share growth across both the hospital and retail channels 0.3% 1.1% 2.2% 3.4% 5.4% 6.5% 6.3% 7.4% 7.8% 8.8% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Hospital LA - NEB Market Share* Hospital Market Share YUPELRI LA-NEB Market Share 1. Joint VTRS/TBPH Market Research. * Hospital LA - NEB Market Share - IQVIA DDD through 06/30/2021. ** Community LA - NEB Market Share - IQVIA XPO Excl. LTC (Retail) and SolutionsRx (DME / Med B FFS) through 4/30/2021 (Q2’21 Comm unity LA - NEB Market Share Incomplete). *** Retail TRx Volume - Symphony Health METYS Prescription Dashboard through 6/30/2021. 14 TRx volume represents retail only which is typically 33% of Retail + DME 1.5% 6.1% 9.8% 13.1% 15.3% 16.3% 17.4% 18.7% 19.7% 21.0% 0K 2K 4K 6K 8K 10K 12K 14K 16K 18K 20K 0% 5% 10% 15% 20% 25% Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Retail TRx Volume*** Community LA - NEB Market Share** Community Market Share with TRx Retail TRx YUPELRI LA-NEB Market Share Most patients who receive YUPELRI ® in the hospital are discharged with an Rx 1 **Community LA - NEB Market Share includes Retail + DME / Med B FFS through April ’21 LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST

15 15 YUPELRI 815 hospital accounts have ordered 2 ‣ 69% have ordered more than once 91% formulary win rate 3 Highest number of formulary support presentations in Q2’21 since launch 75% commercial coverage 4 Positive growth trends for YUPELRI ® continuing into 2H2021 1. Symphony Health, Metys , 01/01/2021 – 07/23/2021, Weekly New to Product (N2P) Rx Volume. 2. IQVIA DDD launch through March 2021. 3. TBPH Commercial Data Warehouse. 4. Decision Resources Group (DRG) as of May 2021. 0 50 100 150 200 250 300 350 2021-01-01 2021-01-15 2021-01-29 2021-02-12 2021-02-26 2021-03-12 2021-03-26 2021-04-09 2021-04-23 2021-05-07 2021-05-21 2021-06-04 2021-06-18 2021-07-02 2021-07-16 N2PRx Count YUPELRI Weekly New to Product Rx 1 YUPELRI N2PRx Linear (YUPELRI N2PRx)

Economic interest GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once - daily single inhaler triple therapy

0 50 100 150 200 250 300 350 400 450 500 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 TRx Volume (Thousands) Month Post Launch Strongest US ELLIPTA Launch ANORO ELLIPTA ARNUITY ELLIPTA BREO ELLIPTA INCRUSE ELLIPTA TRELEGY Launched in US in November 2017 Source: GSK, Symphony Health Metys monthly TRx data for the time period Sept'13 to Jun'21. TRELEGY Mortality Ad Comm BREO Asthma Approval TRELEGY Asthma Approval Economic interest in GSK’s TRELEGY 1. TBPH holds 85% economic interest in upward - tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non - recourse Triple II 9.5% Fixed Rate Term Notes are due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or flutic aso ne furoate/umeclidinium/vilanterol; comprised of inhaled corticosteroid, long - acting muscarinic receptor antagonist, and long - acting β2 agonists, active components of Anoro (UMEC/VI). 17 TRELEGY Upward - tiering royalties of ~5.5 – 8.5% of global net sales 1 Q2 global net sales of $405M Year - over - year sales growth of 68% from the same period in 2020 1H’21 sales were up 49% to $746M driven by growth in all regions ‣ US sales grew 51% to $522M ‣ Europe sales grew 21% to $130M ‣ Internationally, where TRELEGY asthma was approved in Japan in Q4’20, sales grew more than 100% to $94M YB17 YB18

Second quarter 2021 financial highlights 1. Cash, cash equivalents and marketable securities. 2. Amounts include share - based compensation. 18 $ 265.0 million cash 1 as of June 30, 2021 Research and development operating expense excluding share - based compensation 43,778 54,306 103,456 112,454 Selling, general and administrative operating expense excluding share - based compensation 18,305 16,293 40,944 35,207 ($, in thousands) Revenue: Collaboration revenue Licensing revenue Viatris collaboration agreement Total revenue Costs and expenses: Research and development 2 Selling, general and administrative 2 Total costs and expenses Loss from operations Share - based compensation expense: Research and development Selling, general and administrative Total share - based compensation expense Operating expense excluding share - based compensation: (64,110) (72,176) (148,002) (144,652) 7,315 8,098 15,236 15,963 7,626 8,487 15,537 15,898 14,941 16,585 30,773 31,861 51,093 62,404 118,692 128,417 25,931 24,780 56,481 51,105 77,024 87,184 175,173 179,522 12,914 15,008 27,171 34,870 $ 1,980 $ 5,488 $ 5,852 $ 12,120 — — — 1,500 10,934 9,520 21,319 21,250 Three Months Ended June 30, 2021 2020 (Unaudited) Six Months Ended June 30, 2021 2020 (Unaudited)

Theravance Biopharma

Medicines That Make a Difference®

Differentiated, Wholly-Owned Pipeline

- Ampreloxetine: Phase 3 for symptomatic nOH
- Nezulcitinib: Phase 2 for ALI due to COVID-19 and lung transplant rejection
- TD-8236: Phase 2 for asthma
- Inhaled ALK5i: Phase 1 for IPF
- Ocular JAKi: Pre-clinical DME

Viatris Partnership

- Global Partnership for YUPELRI®: nebulized bronchodilator for COPD
- US profit share (35% TBPH / 65% VIATRIS)
- Ex-US royalties
- Up to $258mm in remaining milestones, including milestones related to the expanded China partnership

Janssen Collaboration

- Global partnership for izencitinib: Phase 2b/3 for UC and Phase 2 for Crohn's disease
- Up to $900mm in remaining milestone payments, including $200mm upon Phase 2 subject to Janssen opt-in
- TD-5202: Phase 1 for Celiac disease

Economic Interest

- TRELEGY: Triple combo for COPD and Asthma[1]
- 5.5% to 8.5% of global net sales[2]

Theravance Biopharma Medicines That Make a Difference

1. Asthma approved in the US and Japan only. 2. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH.
ALI, acute lung inflammation; ALK5i, transforming growth factor β receptor I kinase inhibitor; COPD, chronic obstructive pulmonary disease; DME, diabetic macular edema; IPF, idiopathic pulmonary fibrosis; JAKi, Janus kinase inhibitor; nOH, neurogenic orthostatic hypotension; UC, ulcerative colitis.

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Confidential

Commercial progress of YUPELRI® & GSK's TRELEGY

2021

Multiple potential milestones & value-driving catalysts

Q1

Q2 — TOPLINE RESULTS

Nezulcitinib (TD-0903)
Phase 2 (0188) COVID-19
REPORTED 6.21.21

Q3

Izencitinib
RHEA (0157) Phase 2b ulcerative colitis

Ampreloxetine
SEQUOIA (0169) Phase 3 symptomatic nOH

Q4

Q1'22

Izencitinib
DIONE (0173) Phase 2 Crohn's disease

Theravance Biopharma
Medicines That Make a Difference

TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non-recourse Triple II 9.5% Fixed Rate Term Notes due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or fluticasone furoate/umeclidinium/vilanterol; comprised of inhaled corticosteroid, long-acting muscarinic receptor antagonist, and long-acting β2 agonists, active components of Anoro (UMEC/VI). nOH, neurogenic orthostatic hypotension.

20

Q&A Session Rick E Winningham Chairman and Chief Executive Officer Andrew A. Hindman Senior Vice President, Chief Financial Officer Frank Pasqualone Senior Vice President, Chief Business Officer Richard A. Graham Senior Vice President, Development

About YUPELRI® (revefenacin) inhalation solution

YUPELRI® (revefenacin) inhalation solution is a once-daily nebulized LAMA approved for the maintenance treatment of COPD in the US.

Market research by Theravance Biopharma indicates approximately 9% of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy.[1] LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI® is positioned as the first once-daily single-agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy. YUPELRI®'s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products.

Theravance Biopharma
Medicines That Make a Difference

1. TBPH market research (N=160 physicians); refers to US COPD patients.
COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

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YUPELRI ® (revefenacin) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 24